                                                                 Exhibit 10(n)
                   AMENDMENT NO. 1 TO SHAREHOLDERS' AGREEMENT

         THIS AMENDMENT NO. 1 TO SHAREHOLDERS' AGREEMENT (the "Amendment") dated as of June 17, 1994 by and among INTER(bullet)ACT SYSTEMS, INCORPORATED (formerly "Interactive Networks Incorporated"), a North Carolina corporation (the "Corporation"), and the undersigned shareholders of the Corporation (collectively, the "Shareholders");

                              W I T N E S S E T H:

         WHEREAS, the Corporation, the undersigned Shareholders and the other shareholders of the Corporation are parties to a shareholders' agreement dated as of April 16, 1993 (the "Shareholders' Agreement") pursuant to which, inter alia, the Corporation and its shareholders agreed to impose certain rights and restrictions with respect to the transfer of shares of the Corporation's common stock (the "Shares"); and

         WHEREAS, the parties hereto desire to amend the Shareholders' Agreement and the Shareholders' Agreement provides that it may be amended or modified by mutual written agreement of the Corporation and holders of not less than eighty percent (80%) of the outstanding Shares; and

         WHEREAS, the undersigned Shareholders hold in excess of eighty percent (80%) of the outstanding Shares;

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Amendment to Section 1. Section 1 of the Shareholders' Agreement is hereby amended by removing subsections (i) and (m), the definitions of "Issue" and "Related Party," and relettering the other subsections accordingly.

         2. Amendment to Section 3. Section 3 of the Shareholders' Agreement is hereby amended in its entirety to read as follows:

                  3. Transfers Upon Death or by Gift. Each Shareholder's Shares may be transferred upon death of the Shareholder by testamentary or intestate transfer if the transferee agrees to join in and be bound by this Agreement. Each Shareholder's Shares may be transferred during such Shareholder's lifetime by gift if: (i) the transfer is by bona fide gift for which the Shareholder receives no consideration; (ii) the transfer is in compliance with applicable federal and state securities laws; (iii) documentation satisfactory to the Corporation and its counsel is received with respect to the bona fide gift nature of the transfer and the ownership intent of the transferee; and (iv) the transferee agrees to join in and be bound by this Agreement.

         3. Amendment to Section 4. Section 4 of the Shareholders' Agreement is hereby amended in its entirety to read as follows:

         4. Transfers to Outsiders. Shares may be transferred voluntarily by a Shareholder to any person or entity other than by lifetime gift or testamentary or intestate transfer if: (i) the transferee is an Accredited Investor (as defined in Regulation D of the Rules and Regulations of the Securities and Exchange Commission) and, if requested by the Corporation, submits such representations and certifications as to the transferee's investment intent and Accredited Investor status as the Corporation and its counsel may require; (ii) the transfer is made in compliance with the applicable federal and state securities laws; and (iii) the transferee agrees to join in and be bound by this Agreement.

         4. Amendment to Section 7. Section 7 of the Shareholders' Agreement is hereby amended in its entirety to read as follows:

                  7. Future Investment. Each Investor Group Shareholder shall be obligated on or before July 15, 1994 to make his portion of the Future Investment in the form of a loan to the Corporation in the amount set forth on Schedule A. In the event the Investor Group Shareholder is not able to make a loan to the Corporation in an amount equal to his entire Future Investment obligation, such Investor Group Shareholder may, with the approval of the Board of Directors of the Corporation, arrange for another person or entity (without regard to whether such person or entity is a Shareholder at such time) to acquire Shares and/or make a loan to the Corporation to satisfy all or a portion of such Investor Group Shareholder's Future Investment obligation. Such arrangement may include either (x) a direct sale by the Investor Group Shareholder to such other person or entity with the proceeds thereof used by the Investor Group Shareholder to satisfy all or a portion of his Future Investment obligation, or (y) a surrender by the Investor Group Shareholder of all or a portion of his Shares to the Corporation for sale to such other person or entity in which case the price received by the Corporation for such Shares, together with any amounts loaned to the Corporation by such person or entity, will be deemed to be partial or full satisfaction, as appropriate, of the Investor Group Shareholder's Future Investment obligation; Provided, however, in either event that no sale of Shares may be made except in compliance with applicable federal and state securities laws, that such other person or entity must be an Accredited Investor (as defined in Regulation D of the Rules and Regulations of the Securities and Exchange Commission) and that, upon request of the Corporation, such other person or entity will submit such representations and certifications as to his or its investment intent and Accredited Investor status as the Corporation and its counsel may require. if any Investor Group Shareholder does not satisfy his Future Investment obligation by making a loan to the Corporation and/or arranging for another person or entity to make a loan to the Corporation and/or purchase Shares as contemplated by clause (y) above, such Investor Group Shareholder will forfeit to the Corporation such percentage of the Default Shares as shall equal the percentage of his Future Investment obligation not satisfied, whereupon such Investor Group Shareholder's obligations under this section shall terminate.

         5. Addition of Section 23. The Shareholders' Agreement is hereby amended by adding thereto a new Section 23 to read as follows:

                  23. Lock-up Agreement. Each Shareholder hereby agrees that he shall not, for a period of at least 180 days following the effective date of the initial distribution of the Shares in an underwritten public offering to the general public pursuant to a registration statement filed with the Securities and Exchange Commission, or such longer period as may be requested by the managing underwriter of such offering, directly or indirectly, sale, offer to sell or otherwise dispose of any of his Shares other than any Shares which are included in such initial distribution and that he will enter into an agreement to that effect with the underwriters. The agreement of each Shareholder under this Section 23 shall survive a termination of the Agreement under clause (i) of Section 18 hereof.

         6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

         7. Entire Agreement. This Amendment, together with the Shareholders' Agreement, constitutes the entire integrated agreement among the parties pertaining to the matters addressed herein and supersedes all prior agreements and understandings, oral and written, with respect thereto.

         8. Counterparts. This Amendment may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all of which when taken together shall constitute one and the same Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused this Amendment to be executed by their duly authorized officers under seal as of the day and year written above.
                                      CORPORATION:
ATTEST:                               INTER(bullet)ACT SYSTEMS, INCORPORATED


                                      By:
Secretary                             President

(Corporate Seal)                      SHAREHOLDERS:
                                      ALONZO FAMILY PARTNERS, LTD.


                                      By:                             (SEAL)
                                      General Partner

                                                               (SEAL)
                            William H. Blount


                                                               (SEAL)
                            Edward N. Boehm


                                                                (SEAL)
                            Helen R. Boehm II


                                                                (SEAL)
                            Edward N. Boehm, Jr.


                                                                (SEAL)
                            Edward N. Boehm, Custodian for
                            David H. Boehm




ATTEST:                       CLEARING SYSTEMS, INC.


                              By:
Secretary                     President
(Corporate Seal)

                                                                   (SEAL)
                              William P. Emerson, Jr.


                                                                   (SEAL)
                              Haynes G. Griffin


                                                                   (SEAL)
                              Thomas B. Hubbard, III

                                                                         (SEAL)
                                        Thomas B. Hubbard, III, Custodian for
                                        Thomas B. Hubbard, IV, Carl U. Hubbard,
                                        Joseph Y. Hubbard and William M.R.
                                        Hubbard


                                                                          (SEAL)
                                        Robert F. Hutchens


                                                                          (SEAL)
                                        Theodore H. Koenig


                                                                          (SEAL)
                                        Stephen R. Leeolou


                                                                          (SEAL)
                                        Charles M. Lowe, Jr.


                                                                          (SEAL)
                                        Charles C. Lowe


                                                                          (SEAL)
                                        Richard P. Ludington

                                        WILLIAM AND MAXWELL LUDINGTON
                                        TRUST


                                                                          (SEAL)
                                        Trustee

                                                                          (SEAL)
                                        William F. Penwell


                                                                          (SEAL)
                                        L. Richardson Preyer, Jr.

                                                                          (SEAL)
                                         Peter B. Ruffin, Jr.


                                                                          (SEAL)
                                         Henry L. Sloan, III